UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  July 27, 2005


                               ENOVA SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


             0-25184                               95-3056150
             -------                               ----------
     (Commission File Number)           (IRS Employer Identification No.)


19850 South Magellan Drive, Suite 305 Torrance, California         90502
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         (Address of Principal Executive Offices)                (Zip Code)


                               (310) 527-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 27, 2005, Enova Systems, Inc. ("Enova") issued a press release titled "Enova Systems Raises US$18 Million on UK Listing". A copy of Enova's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The sale of common stock described in Enova's press release was conducted pursuant to the requirements of Regulation S under the Securities Act of 1933. Among other things, each investor purchasing shares of Enova's common stock in the offering has represented that he or she is not a "U.S. Person" as defined in Rule 902 of Regulation S. In addition, neither Enova nor the placing agent has conducted any selling effort directed at the United States in connection with the offering. All shares of common stock issued in the offering are endorsed with a restrictive legend indicating that the shares are issued pursuant to Regulation S under the Securities Act and are deemed to be "restricted securities." As a result, the purchasers of such shares are not able to resell the shares in the United States without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.


Item 9.01 Financial Statements and Exhibits.


Exhibit No.         Description
-----------         -----------
99.1                Press Release dated July 27, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 28, 2005

                                                ENOVA SYSTEMS, INC.

                                                By: /s/ Larry Lombard
                                                    -----------------
                                                    Larry Lombard
                                                    Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit Number              Description
------------------------    ----------------------------------------------------
99.1                        Press Release dated July 27, 2005.



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